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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant To Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 29, 2003
                        (Date of earliest event reported)



                            THE NAUTILUS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         Washington                000-25867                     94-3002667
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)               Identification No.)


                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
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              (Address of principal executive offices and Zip Code)


                                 (360) 694-7722
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K



ITEM 5.  OTHER EVENTS

         On January 29, 2003, the registrant issued a press release announcing a quarterly dividend initially payable on March 10, 2003 to shareholders of record as of the close of business on February 20, 2003. The press release also announces the registrant's authorization of a stock repurchase program. The press release is filed herewith as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              The following exhibit is filed herewith and this list constitutes the exhibit index:

              Exhibit No.       Description
              -----------       -----------
                 99             The Nautilus Group, Inc. Press Release, dated
                                January 29, 2003, announcing initial quarterly dividend and authorization of stock repurchase program.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE NAUTILUS GROUP, INC.

January 29, 2003                                By: /s/ Rod W. Rice
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    (Date)                                          Rod W. Rice,
                                                    Chief Financial Officer



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